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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 4, 2003




                            GENERAL CABLE CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                    1-12983                    06-1398235
----------------------------  ------------------------      -------------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of incorporation                                      Identification No.)



                                4 Tesseneer Drive
--------------------------------------------------------------------------------
                        Highland Heights, Kentucky 41076
                (Address of principal executive offices/Zip Code)



                                 (859) 572-8000
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events and Regulation FD Disclosure

         The registrant files herewith financial statements listed in the Index to Exhibits to add Note 25 thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations which reflects a change in allocation of the operating income by geographic region for the periods presented.

ITEM 7.  Financial Statements and Exhibits

         (a) The exhibits accompanying this report are listed in the Index to Exhibits.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GENERAL CABLE CORPORATION


Date:    November 4, 2003                By: /s/Robert J. Siverd
                                             ---------------------------------
                                             Robert J. Siverd
                                             Executive Vice President and
                                             General Counsel



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                                INDEX TO EXHIBITS


  Number    Description                                        Method of Filing
  ------    -----------                                        ----------------
   23.1     Independent Auditors' Consent                      Filed herewith

   99.1     Independent Auditors' Report, Consolidated         Filed herewith
            Statements of Operations For the Years Ended
            December 31, 2002, 2001 and 2000, Consolidated
            Balance Sheets at December 31, 2002 and 2001,
            Consolidated Statements of Cash Flows For the
            Years Ended December 31, 2002, 2001 and 2000,
            Consolidated Statements of Changes in Shareholders'
            Equity For the Years Ended December 31, 2002, 2001 and 2000 and Notes to Consolidated Financial Statements

   99.2     Management's Discussion and Analysis of            Filed herewith
            Financial Condition and Results of Operations